UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: July 6, 2009

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

          Delaware                                     1-2691                                      13-1502798       _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
   (Registrant's telephone number)

   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

American Airlines, Inc. is filing herewith a press release issued on July 6, 2009 as Exhibit 99.1, which is included herein.  This press release was issued to report June traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  July 6, 2009

EXHIBIT INDEX

Exhibit    Description

99.1                      Press Release

CONTACT:         Tim Wagner
Corporate Communications
Fort Worth, Texas
817-967-1577
mediarelations@aa.com

FOR RELEASE: Monday, July 6, 2009

AMERICAN AIRLINES REPORTS JUNE TRAFFIC

FORT WORTH, Texas – American Airlines reported a June load factor of 85.1 percent, a decrease of 0.3 points versus the same period last year. Traffic decreased 8.1 percent and capacity decreased 7.8 percent year over year.
Domestic traffic decreased 10.1 percent year over year on 10.6 percent less capacity. International traffic decreased by 4.5 percent relative to last year on a capacity decrease of 3.1 percent.
American boarded 7.6 million passengers in June.

Detailed traffic and capacity data are on the following pages.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	June
	2009	2008	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	10,888,537	11,849,851	-8.1%
D.O.T. DOMESTIC	6,806,099	7,573,189	-10.1
INTERNATIONAL	4,082,438	4,276,662	-4.5
ATLANTIC	1,865,777	1,862,209	0.2
LATIN AMERICA	1,737,077	1,911,286	-9.1
PACIFIC	479,584	503,167	-4.7
AVAILABLE SEAT MILES (000)
SYSTEM	12,788,921	13,864,519	-7.8%
D.O.T. DOMESTIC	7,720,642	8,633,323	-10.6
INTERNATIONAL	5,068,279	5,231,196	-3.1
ATLANTIC	2,220,082	2,237,449	-0.8
LATIN AMERICA	2,286,784	2,429,552	-5.9
PACIFIC	561,413	564,195	-0.5
LOAD FACTOR
SYSTEM	85.1%	85.5%	-0.3	Pts
D.O.T. DOMESTIC	88.2	87.7	0.4
INTERNATIONAL	80.5	81.8	-1.2
ATLANTIC	84.0	83.2	0.8
LATIN AMERICA	76.0	78.7	-2.7
PACIFIC	85.4	89.2	-3.8
PASSENGERS BOARDED	7,623,599	8,409,608	-9.3%

SYSTEM CARGO TON MILES (000)	133,094	174,247	-23.6%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	YTD June
	2009	2008	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	60,140,696	66,878,434	-10.1%
D.O.T. DOMESTIC	37,936,937	42,752,579	-11.3
INTERNATIONAL	22,203,759	24,125,855	-8.0
ATLANTIC	8,782,694	9,299,920	-5.6
LATIN AMERICA	10,769,543	12,087,129	-10.9
PACIFIC	2,651,522	2,738,806	-3.2
AVAILABLE SEAT MILES (000)
SYSTEM	76,323,234	82,757,254	-7.8%
D.O.T. DOMESTIC	46,456,146	51,953,946	-10.6
INTERNATIONAL	29,867,088	30,803,308	-3.0
ATLANTIC	11,738,518	11,963,498	-1.9
LATIN AMERICA	14,740,266	15,541,624	-5.2
PACIFIC	3,388,304	3,298,187	2.7
LOAD FACTOR
SYSTEM	78.8%	80.8%	-2.0	Pts
D.O.T. DOMESTIC	81.7	82.3	-0.6
INTERNATIONAL	74.3	78.3	-4.0
ATLANTIC	74.8	77.7	-2.9
LATIN AMERICA	73.1	77.8	-4.7
PACIFIC	78.3	83.0	-4.8
PASSENGERS BOARDED	42,423,023	47,328,979	-10.4%

SYSTEM CARGO TON MILES (000)	769,516	1,037,844	-25.9%

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